UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2013
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9201 Forest Hill Avenue, Richmond, Virginia		23235
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Universal Corporation (the “Company”) issued a press release on November 5, 2013, discussing its results for the quarter and six months ended September 30, 2013. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 2.02.

Item 8.01.	Other Events.

On November 5, 2013, the Company issued a press release announcing quarterly dividends for the Company’s common stock and preferred stock and the approval of a share repurchase program. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

On October 31, 2013, the Company issued a press release announcing the approval of several new capital projects in Africa. The press release is attached as Exhibit 99.3 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated November 5, 2013, announcing share repurchase program and quarterly dividends*

	99.2	Press release dated November 5, 2013, announcing results for the quarter and six months ended September 30, 2013*

	99.3	Press release dated October 31, 2013, announcing new capital projects in Africa.*
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*Filed Herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	November 5, 2013	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated November 5, 2013, announcing share repurchase program and quarterly dividends.

99.2	Press release dated November 5, 2013, announcing results for the quarter and six months ended September 30, 2013.

99.3	Press release dated October 31, 2013, announcing new capital projects in Africa.